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                                                                    EXHIBIT 23.b


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this Amendment No. 1 to the registration statement on Form S-4 (Registration No. 333-44094) of Conexant Systems, Inc. of our report dated January 18, 2000 on the consolidated financial statements of Maker Communications, Inc. included in Conexant Systems, Inc.'s Form 8-K dated April 3, 2000 and to all references to our Firm included in this registration statement.

ARTHUR ANDERSEN LLP

Boston, Massachusetts
August 28, 2000